EXHIBIT 99.1

FOR IMMEDIATE RELEASE Thursday, September 15, 2011
Contact: Lance Berry
(901) 867-4607
Wright Medical Group, Inc. Reaches Agreements
with U.S. Attorney’s Office and OIG
Company Voluntarily Extends Term of Deferred Prosecution Agreement for 12 Months
ARLINGTON, TN — September 15, 2011 — Wright Medical Group, Inc. (NASDAQ: WMGI), a global orthopaedic medical device company and a leading provider of surgical solutions for the foot and ankle market, today announced that its wholly-owned subsidiary, Wright Medical Technology, Inc. (WMT), has reached agreements with the United States Attorney’s Office for the District of New Jersey (USAO) and the Office of the Inspector General, U.S. Department of Health and Human Services (OIG) in connection with the previously disclosed May 5, 2011 letter from the USAO regarding the Company’s Deferred Prosecution Agreement (DPA). The May 5 letter was described in the Company’s Current Report on Form 8-K filed May 5, 2011.
Under its agreement with the USAO, WMT has voluntarily agreed to extend the term of its DPA for 12 months; the DPA will now expire on September 29, 2012. The USAO has agreed not to take any additional action regarding any breach of the DPA referenced in the aforementioned May 5, 2011 letter from the USAO unless it finds, prior to September 29, 2012, that WMT has committed a knowing, willful and uncured breach of a material provision of the DPA by its conduct after September 15, 2011 or by conduct before September 15, 2011 of which the independent monitor was not aware on that date. WMT also agreed with the OIG to an amendment to the Corporate Integrity Agreement (CIA) under which certain of WMT’s substantive obligations under the CIA will now begin on September 29, 2012, when the amended DPA monitoring period expires. The term of the CIA has not changed, and will expire as previously provided on September 29, 2015. In connection with such amendment, the OIG has informed WMT that it has no present intention, based on the information now known to it, to exercise its authority under Paragraph 51 of the DPA to exclude Wright from participation in federal healthcare programs based on any breach referenced in the May 5 letter unless the USAO were to take further action related to an alleged breach of the DPA by WMT.
“Wright Medical and our Board of Directors have taken significant steps to enhance the Company’s compliance,” said David D. Stevens, Chairman of the Board and interim Chief Executive Officer. “We believe that voluntarily extending the term of the DPA will provide the Company with an opportunity to further demonstrate its commitment to the highest standards of ethical conduct. We will continue to work closely with the Monitor, the USAO, the OIG and other regulators to ensure that the Company complies with all laws and regulations that govern our business practices.”
“As a direct result of the federal monitorship, Wright has made significant and wide-ranging changes in corporate culture and tone at the top,” First Assistant U.S. Attorney J. Gilmore Childers said. “Our Office is pleased with the extensive cooperation from the newly appointed interim senior management team. Today’s extension will allow Wright to make the transition from interim to permanent senior management while still under the terms of the DPA and the surveillance of the federal monitor.”
The DPA Addendum and the CIA Amendment are attached as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed simultaneously with this press release.

Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” as defined under U.S. federal securities laws, including statements regarding potential actions by the USAO, independent monitor, OIG and other agencies or their potential impact. These statements reflect management’s current knowledge, assumptions, beliefs, estimates, and expectations and express management’s current views of future performance, results, and trends and may be identified by their use of terms such as anticipate, believe, could, estimate, expect, intend, may, plan, predict, project, will, and other similar terms. Forward-looking statements are subject to a number of risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements. The reader should not place undue reliance on forward-looking statements. Such statements are made as of the date of this press release, and we undertake no obligation to update such statements after this date. Risks and uncertainties that could cause our actual results to materially differ from those described in forward-looking statements include those discussed in our filings with the Securities and Exchange Commission (including those described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2010, and our subsequently filed quarterly reports, under the heading “Risk Factors” and elsewhere), future actions of the FDA or any other regulatory body or government authority that could delay, limit or suspend product development, manufacturing or sale or result in seizures, injunctions, monetary sanctions or criminal or civil liabilities, the impact of any such future actions of the FDA or any other regulatory body or government authority on our settlement of the federal investigation into our consulting arrangements with orthopaedic surgeons relating to our hip and knee products in the United States, and the impact of such settlement of the federal investigation into our consulting arrangements with orthopaedic surgeons relating to our hip and knee products in the United States, including our compliance with the Deferred Prosecution Agreement through September 2012 and the Corporate Integrity Agreement through September 2015. Our failure to comply with the Deferred Prosecution Agreement or the Corporate Integrity Agreement could expose us to significant liability including, but not limited to, exclusion from federal healthcare program participation, including Medicaid and Medicare, which would have a material adverse effect on our financial condition, results of operations and cash flows, potential prosecution, including under the previously-filed criminal complaint, civil and criminal fines or penalties, and additional litigation cost and expense. In addition, a breach of the DPA or the CIA could result in an event of default under the Senior Credit Facility, which in turn could result in an event of default under the Indenture.
Additional risks and uncertainties that could cause our actual results to materially differ from those described in forward-looking statements include the possibility of litigation brought by shareholders, including private securities litigation and shareholder derivative suits, which if initiated, could divert management’s attention, harm our business and/or reputation and result in significant liabilities; demand for and market acceptance of our new and existing products; future actions of governmental authorities and other third parties; tax measures; business development and growth opportunities; product quality or patient safety issues; products liability claims; enforcement of our intellectual property rights; the geographic and product mix impact on our sales; retention of sales representatives and independent distributors; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; ability to realize the anticipated benefits of restructuring initiatives; and impact of the commercial and credit environment on us and our customers and suppliers.
Wright Medical Group, Inc. is a global orthopaedic medical device company specializing in the design, manufacture and marketing of devices and biologic products for the extremity, hip and knee repair and reconstruction. Wright Medical is a leading provider of surgical solutions for the foot and ankle market. Wright Medical has been in business for more than 60 years and markets its products in over 60 countries worldwide. For more information about Wright Medical, visit its website at www.wmt.com.

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